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                                                                   EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners dated March 21, 1997 (and to all references to our Firm) included in or made a part of Amendment No. 2 to the Registration Statements on Form S-1 File No. (333-50079).



                                                    /s/ Arthur Andersen LLP


Hartford, Connecticut
May 18, 1998

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with resepct to the matters discussed in Note 11, as to which the date is December 22, 1997), and to all references to our Firm included in or made a part of this Amendment No. 2 to Form S-1 Registration Statement (No. 333-50079) of SFX Entertainment, Inc.


                                                    /s/ Arthur Andersen LLP


                                                    ARTHUR ANDERSEN LLP




Houston, Texas
May 18, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Deer Creek Partners, L.P. (formerly Sand Creek Partners, L.P.) and Murat Centre, L.P. dated September 29, 1997 (and to all references to our Firm) included in or made a part of Amendment No. 2 to the Registration Statement of SFX Entertainment, Inc. on Form S-1 File No. 333-50079, to be filed on or about May 18, 1998.




                                                    /s/ Arthur Andersen LLP


                                                    ARTHUR ANDERSEN LLP





Indianapolis, Indiana,
May 18, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 27, 1998 on the financial statements of Riverport Performing Arts Centre, Joint Venture, as of and for the years ended December 31, 1997 and 1996, (and all references to our firm) included or made part of Amendment No. 2 to the Registration Statement on Form S-1 File No. (333-50079).



                                                    /s/ Arthur Andersen LLP


                                                    ARTHUR ANDERSEN LLP




St. Louis, Missouri
May 18, 1998